 For Information:
SBC Communications Inc.                AT&T Corp.                        Time Warner Telecom
Steve Lee                                Joyce Van Duzer                Carole Curtin
210-351-2105                        908-234-6846                303-566-1000
steve.lee@sbc.com                        jvanduzer@att.com                ir@twtelecom.com

Time Warner Telecom, AT&T, SBC Extend Long-Term Service Agreement

Time Warner Telecom to deliver "last-mile" network services to merged companies;
Agreement provides businesses the benefits of alternative communications choices

San Antonio, Bedminster, N.J., and Littleton, Colo., June 1, 2005
Time Warner Telecom (Nasdaq: TWTC), SBC Communications Inc. (NYSE: SBC) and AT&T Corp. (NYSE:T) today announced the extension of a long-term service agreement under which Time Warner Telecom would provide special access and other "last-mile" network services to the companies nationwide through 2010. The deal, effective upon completion of the SBC and AT&T merger, demonstrates the parties' commitment to promoting viable competition in the telecommunications industry and to delivering businesses the benefits of alternative communications choices.

"This agreement enables SBC, post-merger, to become a more effective out-of-
region provider, thereby enhancing competition in the industry nationwide," said
Mark Keiffer, senior vice president-business marketing for SBC. "SBC is pleased to build upon the long-term business relationship AT&T has had with Time Warner
Telecom."

This new commercial agreement would extend a current contract between Time
Warner Telecom and AT&T through Dec. 31, 2010, for the combined AT&T and SBC once the merger is completed. AT&T entered into a long-term commercial agreement with Time Warner Telecom on Jan. 1, 2001, buying local network access primarily to provide private-line and special-access services to businesses nationwide, and for local termination of long-distance and international calls.

"This agreement ensures that we will continue our valued business relationship with AT&T post-merger, and that we will be able to include SBC in that relationship, allowing us to be a viable competitor of and supplier to the merged entity," said John Blount, executive vice president-field operations for
Time Warner Telecom. "We are excited about the opportunity to be a key provider for the combined entity."

"Time Warner Telecom has been a valuable supplier of "last-mile" network services used to connect our corporate customers to the AT&T network in many markets around the country," said Regina Egea, AT&T vice president of global access strategy and bandwidth product management. "We're very pleased this relationship will continue once our merger with SBC is completed."

Completion of the SBC-AT&T merger is expected by the end of this year or in early 2006, following all necessary regulatory and governmental approvals.

In a separate agreement, SBC will provide Time Warner Telecom with special access and other "last-mile" network services in SBC's traditional in-region territory for five years. The deal, which will take effect June 2, 2005, strengthens Time Warner Telecom's ability to compete effectively for the nationwide business market.

SBC Communications Inc. is a Fortune 50 company whose subsidiaries, operating under the SBC brand, provide a full range of voice, data, networking, e-
business, directory publishing and advertising, and related services to businesses, consumers and other telecommunications providers. SBC holds a 60 percent ownership interest in Cingular Wireless, which serves more than 50 million wireless customers. SBC companies provide high-speed DSL Internet access lines to more American consumers than any other provider and are among the nation's leading providers of Internet services. SBC companies also now offer satellite TV service. Additional information about SBC and SBC products and services is available at www.sbc.com.

For more than 125 years, AT&T (NYSE: T) has been known for unparalleled quality and reliability in communications. Backed by the research and development capabilities of AT&T Labs, the company is a global leader in local, long distance, Internet and transaction-based voice and data services.

Time Warner Telecom, headquartered in Littleton, Colo., provides managed network services, specializing in Ethernet and transport data networking, Internet access, local and long distance voice, VoIP and security, to enterprise organizations and communications services companies throughout the U.S. As a leading provider of integrated and converged network solutions, Time Warner
Telecom delivers customers overall economic value, quality, service, and improved business productivity. With nearly 20,000 route miles of its own local and regional fiber networks, a national IP backbone with 10 Gbps capacity, and nearly 5,300 buildings connected directly to its fiber networks, Time Warner
Telecom provides the local "last mile" of reliable communications services to customers. Please visit www.twtelecom.com for more information.

About the Proposed SBC/AT&T Merger:
In connection with the proposed transaction, SBC Communications Inc. ("SBC")
filed a registration statement, including a proxy statement of AT&T Corp., with the Securities and Exchange Commission (the "SEC") on March 11, 2005 (File No.
333-123283). Investors are urged to read the registration and proxy statement
(including all amendments and supplements to it) because it contains important information. Investors may obtain free copies of the registration and proxy statement, as well as other filings containing information about SBC and AT&T
Corp., without charge, at the SEC's Internet site (www.sec.gov). These documents may also be obtained for free from SBC's Investor Relations web site
(www.sbc.com/investor_relations) or by directing a request to SBC Communications
Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78205. Copies
of AT&T Corp.'s filings may be accessed and downloaded for free at the AT&T
Investor Relations Web Site (www.att.com/ir/sec) or by directing a request to
AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921.

SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in respect of the proposed transaction. Information regarding SBC's directors and executive officers is available in SBC's proxy statement for its 2005 annual meeting of stockholders, dated March 11, 2005, and information regarding AT&T Corp.'s directors and executive officers is available in the registration and proxy statement. Additional information regarding the interests of such potential participants is included in the registration and proxy statement and other relevant documents filed with the SEC.

Cautionary Language Concerning Forward-Looking Statements:

This document contains forward-looking statements within the meaning of the U.S.
Private Securities Litigation Reform Act. Forward-looking statements are statements that are not historical facts and are generally identified by the words "expects", "anticipates", "believes", "intends", "estimates" and similar expressions.

AT&T-SBC: These statements include, but are not limited to, financial projections and estimates and their underlying assumptions, statements regarding the benefits of the business combination transaction involving AT&T and SBC, including future financial and operating results and the plans, objectives, expectations and intentions of the combined. Such statements are based upon the current beliefs and expectations of the managements of AT&T and SBC and are subject to significant risks and uncertainties (many of which are difficult to predict and are generally beyond the control of AT&T and SBC) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of AT&T shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in SBC's and AT&T's filings with SEC, which are available at the
SEC's Web site http://www.sec.gov. Other than as required by applicable law,
AT&T and SBC disclaim any obligation to update and revise statements contained in this news release based on new information or otherwise.

Time Warner Telecom: These statements include, but are not limited to, the benefits and impacts of the agreements described in this release and Time Warner
Telecom's continued relationship with AT&T/SBC.   Such statements are based upon
the current beliefs and expectations of the management Time Warner Telecom and are subject to significant risks and uncertainties (many of which are difficult to predict and are generally beyond the control of Time Warner Telecom) that may cause actual results to differ materially from those set forth in, or implied by, the forward-looking statements. Important factors that could cause actual results to vary materially from those set forth in the forward-looking statements include the failure of AT&T/SBC to consummate the planned merger, unforeseen technological changes in the industry, future consolidation in the industry and economic downturns, as well as the Risk Factors set for the in Time
Warner Telecom's Annual Report on Form 10-K for the fiscal year ended December
31, 2004. Time Warner Telecom undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.